SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2000
                                                          (May 16, 2000)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                 0-10592                                14-1630287
         (Commission File Number)           (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.        Other Events

               Letter to Shareholders dated May 16, 2000 and Press Release dated May 15, 2000, discussing results of the Annual Meeting held May 15, 2000. Attached is a copy of the Press Release labeled as Exhibit 99(a), and Letter to Shareholders, labeled as Exhibit 99(b). Also, on May 16, 2000, TrustCo Bank Corp NY ("TrustCo") issued a Press Release declaring a cash dividend of $0.15 per share, payable July 3, 2000. Attached is a copy of the Press Release Labeled as Exhibit 99(c).




Item 7         (c) Exhibits


               Reg S-K Exhibit No.    Description
                      99(a)           Press Release of May 15, 2000,  discussing
                                      results of the Annual  Meeting held on
                                      May 15, 2000.

                      99(b) Letter to Shareholders dated May 16, 2000, discussing results of the Annual Meeting held on May 15, 2000.

                      99(c) Press Release of May 16, 2000, declaring a cash dividend of $0.15 payable on July 3, 2000 to shareholders of record June 9, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 16, 2000

                                                 TrustCo Bank Corp NY
                                                 (Registrant)

                                                 By:/s/ Robert T. Cushing
                                                    Robert T. Cushing
                                                    Vice President and
                                                    Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                   Page
__________________         ______________________________              ________
         99(a)             Press Release dated May 15, 2000               5
                           discussing results of the Annual
                           Meeting held on May 15, 2000

         99(b)             Letter to Shareholders dated                   6
                           May 16, 2000 discussing results
                           of the Annual Meeting held on
                           May 15, 2000.

         99(c)             Press Release dated May 16, 2000,              7
                           declaring a quarterly cash dividend
                           of $0.15 per share, payable
                           July 3, 2000, to the shareholders
                           of record at the close of business
                           on June 9, 2000.

                                                                Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                News Release
___________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                   NASDAQ -- TRST

Contact: William F. Terry
                   Senior Vice President and Secretary
                   518-381-3611

FOR IMMEDIATE RELEASE:

                      TRUSTCO BANK CORP NY ANNUAL MEETING:
                       ANOTHER RECORD YEAR FOR THE COMPANY

Schenectady, New York, May 15, 2000 - Shareholders of TrustCo Bank Corp NY elected five members to the Board of Directors at the Company' annual meeting held today at the Company's headquarters. Directors Barton A. Andreoli, Nancy A. McNamara, Dr. James H. Murphy, William J. Purdy were reelected to three-year terms, expiring in 2003, and Joseph Lucarelli was elected to a one-year term expiring in 2001, each by an overwhelming majority of the shareholders.

KPMG LLP's appointment as auditors for the Company in 2000 was overwhelmingly ratified.

In his remarks to the gathering of several hundred shareholders, CEO and President, Robert A. McCormick stated that "1999 was another good year at TrustCo." He projected earnings of $41 million ($0.74 per share) for the current year. Referring to the equity capital provided by shareholders, Mr. McCormick said, "Management should be measured on the basis of how successfully it employs that equity. TrustCo has historically provided returns on equity in excess of its peer group, and our expectation of a 23% return on equity for 2000 will stand out in any market. We anticipate continuing as the Capital Region leader in the efficient delivery of banking services. Our efficiency level, at approximately 38%, is world-class, and the best in our marketplace by far."

TrustCo Bank Corp NY is a $2.4 billion bank holding company, and through its subsidiary bank, Trustco Bank, National Association, operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren and Washington counties. In addition, the bank operates a full service Trust Department with $1.36 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.
                                      # # #

                                                                Exhibit 99(b)

TRUSTCO
Bank Corp NY                                             News Release
_____________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305         Robert A. McCormick
(518) 377-3311   Fax: (518) 381-3668                     President and
                                                         Chief Executive Officer

Subsidiary:  Trustco Bank, National Association

May 16, 2000

TO OUR SHAREHOLDERS:

I would like to report to you the results of our Annual Meeting held May 15, 2000. The TrustCo shareholders were asked to vote on two proposals this year. All proposals were approved by overwhelming majorities of the shares outstanding.

The first proposal dealt with the election of four directors to serve for three-year terms, and one director to serve a one-year term. All five were elected and include:

      Three-Year Term:
      Barton A. Andreoli, President, Towne Construction & Paving Corp. Nancy A. McNamara, Senior Vice President, Trustco Bank, N.A. James H. Murphy, DDS, Orthodontist
      William J. Purdy, President, Welbourne & Purdy Realty, Inc.

      One-Year Term:
      Joseph A. Lucarelli, President, Bellevue Builders Supply, Inc.

The second proposal ratified the adoption of KPMG LLP as the independent certified public accountants for TrustCo for 2000.

We thank all the shareholders that returned their proxies. Your support and confidence are greatly appreciated.

I would also like to report that today the Board of Directors declared a regular quarterly dividend of $0.15 per share. The dividend is payable July 3, 2000 to shareholders of record at the close of business on June 9, 1999.

Thank you for the confidence you have placed in TrustCo.

                                                     Sincerely,
                                                     /s/ Robert A. McCormick

                                      # # #

                                                                Exhibit 99(c)



TRUSTCO
Bank Corp NY                                                   News Release
____________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                      NASDAQ -- TRST

Contact:        William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611


FOR IMMEDIATE RELEASE:


                         TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - May 16, 2000


         On May 16, 2000 the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable July 3, 2000, to the shareholders of record at the close of business on June 9, 2000.

         TrustCo is a $2.4 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.36 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


                                      # # #